FBR Family of Funds

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FBR Realty Growth Fund

Supplement dated April 16, 2001 to Prospectus dated February 28, 2001

     Effective April 23, 2001, the FBR Family of Funds (the "Trust") will cease all sales of shares of the FBR Realty Growth Fund (the "Fund"), a series of the Trust, and no purchase orders received on or after such date will be accepted.

     On March 14, 2001, the Board of Trustees of the Trust determined that it was in the best interests of the Trust and Fund shareholders to cease operations of the Fund, and unanimously approved a plan of liquidation for the Fund ("Liquidation Plan"). Accordingly, over the course of the next 60 days, the Fund's investment adviser ("Adviser") will begin to liquidate the Fund's assets at market prices and on such terms and conditions as the Adviser shall determine to be reasonable and in the best interests of Fund shareholders. After the consummation of the sale of all of the Fund's securities and the payment of all of the Fund's known liabilities and obligations, each shareholder will receive a distribution in an amount equal to the net asset value per share, as determined in accordance with the registration statement (the "NAV Liquidation Distribution"). Shareholders may also receive previously declared and unpaid dividends and distributions with respect to each of the shareholder's shares of the Fund (together with the NAV Liquidation Distribution, the "Liquidation Distribution"). The Liquidation Distribution will be sent to shareholders holding shares of the Fund as of June 29, 2001 (the "Liquidation Date").

     The right of a shareholder to redeem his or her shares of the Fund at any time has not been impaired by the decision to liquidate the assets and dissolve the Fund and the adoption of the Liquidation Plan. Therefore, a shareholder may redeem shares in accordance with redemption procedures set forth in the Trust's current Prospectuses and Statement of Additional Information without the necessity of waiting for the Liquidation Date.